Trade and other payables	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Trade and other payables
26. Trade and other payables

Million US dollar	31 December 2023	31 December 2022

Indirect taxes payable	105	174
Trade payables	256	176
Deferred consideration on acquisitions	308	464
Other payables	69	46
Non-current trade and other payables	738	859

Trade payables and accrued expenses	17 729	18 589
Payroll and social security payables	1 439	1 520
Indirect taxes payable	3 149	2 768
Interest payable	1 407	1 428
Consigned packaging	1 041	1 012
Dividends payable	376	356
Deferred consideration on acquisitions	441	313
Other payables and deferred income	399	362
Current trade and other payables	25 981	26 349
The company has entered into reverse factoring arrangements with suppliers in the amount of 102m US dollar as at 31 December 2023, mostly due to legal requirements (31 December 2022: 134m US dollar). The nature, as well as the terms and conditions of the liabilities that are part of these arrangements do not differ from those of the company’s normal trade payables. As a result, these are presented as part of Trade and other payables in accordance with IAS 1
Presentation of financial statements
.
As at 31 December 2023, deferred consideration on acquisitions is mainly comprised of 0.6 billion US dollar for the put option included in the 2012 shareholders’ agreement between Ambev (31 December 2022: 0.6 billion US dollar). See also Note 27
Risk arising from financial instruments
and Note 28
Collateral and contractual commitments for the acquisition of property, plant and equipment, loans to customers and other
.